Managed Portfolio Series

Tortoise North American Pipeline Fund (TPYP)
Tortoise Global Water ESG Fund (TBLU)
(together, the “Funds”)

Supplement dated April 1, 2025 to the Summary Prospectuses,
Prospectus and Statement of Additional Information,
each dated March 31, 2025, as supplemented

At a meeting held on February 5, 2025, based upon the recommendation of Tortoise Index Solutions, L.L.C., d/b/a TIS Advisors (“TIS Advisors”), the Funds’ current investment adviser, the Board of Trustees of Managed Portfolio Series (the “Trust”) approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) providing for the reorganization (each, a “Reorganization,” and collectively, the “Reorganizations”) of Tortoise Global Water ESG Fund and Tortoise North American Pipeline Fund, each a series of the Trust, into Tortoise Global Water Fund (the “Acquiring Water Fund”) and Tortoise North American Pipeline Fund, respectively (each, an “Acquiring Fund,” and together, the “Acquiring Funds”), each a series of Tortoise Capital Series Trust, a Maryland statutory trust (the “Acquiring Trust”).
Following each Reorganization, if the Plan of Reorganization is approved by shareholders of the Fund, Tortoise Capital Advisors, L.L.C. (“Tortoise Capital”) will serve as the investment adviser to each Acquiring Fund, the personnel of TIS Advisors who perform services for the Funds will remain employees of Tortoise Capital, Exchange Traded Concepts, LLC, the Funds’ current sub-adviser, will continue to serve as sub-adviser of each Acquiring Fund, and each Fund’s current portfolio management team will continue to manage the corresponding Acquiring Fund.
The Acquiring Funds’ investment objectives, strategies and investment policies will be substantially the same as the corresponding Fund except that the underlying index for the Acquiring Water Fund will be modified to remove the ESG screening criteria. Each Fund and the corresponding Acquiring Fund have the same unitary management fee.
The Reorganizations are subject to shareholder approval, although no shareholder action is necessary at this time. A notice of a special meeting of shareholders and a joint proxy statement and prospectus (the “Proxy Statement/Prospectus”) for the Reorganizations, seeking approval of a Plan of Reorganization by each Fund’s shareholders, was sent to each Fund’s shareholders of record as of March 13, 2025. The Proxy Statement/Prospectus contains important information about the Reorganizations and the Acquiring Funds, including information about each Acquiring Fund’s investment strategies, risks, fees and expenses.
The joint special meeting of shareholders will be held on April 28, 2025, and each Reorganization, if approved, is expected to occur in the second quarter of 2025. The Reorganizations will not affect the value of your account’s investment in a Fund at the time of the Reorganization. Each Reorganization is expected to be treated as a tax-free reorganization for federal income tax purposes.

Fund shareholders may continue to purchase and sell shares of a Fund until the last business day before the closing of the Reorganization, subject to the limitations described in the Prospectus. As discussed in the Proxy Statement/Prospectus, the Funds will not bear any of the direct costs related to the Reorganization.

This supplement should be retained with your Prospectus and SAI for future reference